John A. Hill
                                       Chairman of the Trustees

                                       One Post Office Square
                                       Boston, Massachusetts 02109

TH Lee, Putnam Investment Trust

Dear Shareholder,

On behalf of the Trustees of TH Lee, Putnam Emerging Opportunities Portfolio, I am writing to inform you of two important decisions that we and the fund manager have made that will affect your fund.

First, we have decided to discontinue the monthly public offerings of shares of your fund in order to protect the interests of current shareholders. As the fund's private equity investments progress to greater maturity, we want to enable current shareholders to maintain their ownership percentage in the fund's private equity investments and any potential future appreciation.

Second, given the fund's investment posture and its liquidity requirements, we and the fund manager have decided that the fund should not make any additional private equity or venture capital investments for the foreseeable future. The fund's stated strategy is to invest up to 50% of its assets in private equities, and as of January 20, 2005, private equities represented approximately 36% of the fund's net assets. The fund manager will continue to monitor the fund's current investments in accordance with the fund's objective of seeking long-term capital appreciation.

The Trustees and the fund manager are pleased with the fund's investment performance and believe these decisions support the interests of shareholders. The Board of Trustees will continue to serve you by keeping you informed about important events affecting your fund.

Thank you for your continued interest in TH Lee, Putnam Emerging
Opportunities Portfolio.

Sincerely,

/s/ John A. Hill
John A. Hill Chairman of the Trustees

222275 2/05